                                                                   EXHIBIT 10.21


THE ISSUANCE OF THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON THE EXERCISE HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES OF COMMON STOCK MAY NOT BE TRANSFERRED UNTIL INTERACTIVE NETWORK, INC. ("COMPANY") HAS BEEN FURNISHED WITH EVIDENCE SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE HAS BEEN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE OR TERRITORIAL SECURITIES LAWS WITH RESPECT TO THE SALE OR OTHER TRANSFER OF THE WARRANTS AND SUCH SHARES OF COMMON STOCK INCLUDING, WITHOUT LIMITATION, AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE COMPANY THAT THE SALE OR OTHER TRANSFER OF THE WARRANTS AND SUCH SHARES OF COMMON STOCK IS EXEMPT UNDER FEDERAL STATE SECURITIES LAWS.


                          COMMON STOCK PURCHASE WARRANT

Date of Issuance:  __________, 2001           Warrant Certificate No. CN-_______


For value received, Interactive Network, Inc., a California corporation (the "Company"), hereby grants to ___________ or his or its registered assigns (the "Initial Holder") the right to purchase from the Company (the "Purchase Rights") up to an aggregate of _____ shares (the "Shares") of the Company's Common Stock at an initial exercise price ("Initial Exercise Price") of $0.60 per share. The number of Shares and the Initial Exercise Price of this Warrant are subject to adjustment pursuant to the provisions contained in this Warrant. (The terms "Registered Holder" or "Registered Holders" shall mean herein the Initial Registered Holder and any other Persons to which all or part of this Warrant has been duly transferred pursuant to the terms of this Warrant.) This Warrant is one of a series of warrants (the "Bridge Warrants") issued by the Company in its offering of units beginning in June 2001, with each unit consisting of a convertible promissory note in the original principal amount of $10,000.00 and a Bridge Warrant to purchase 20,000 shares of Common Stock. Certain capitalized terms used herein are defined in Section 3 hereof.

This Warrant is subject to the following provisions:

Section 1.  Exercise of Warrant.
            -------------------

         1.1 EXERCISE PERIOD. Subject to the provisions of Section 6 hereof, the Purchase Rights may be exercised in whole or in part (but not as to a fractional share of Common Stock) at any time beginning on the Date of Issuance and ending at 5:00 o'clock p.m., Pacific time, on ____________, 2006 (the "Exercise Period"). To the extent not exercised during the Exercise Period, the Purchase Rights shall expire and shall not be exercisable after such Exercise Period.

         1.2 EXERCISE PROCEDURE.

                  (a) Subject to the provisions of Section 8 hereof, the Purchase Rights will be deemed to have been exercised when the Company has received, examined, and accepted all of the following items (the "Exercise Time"):

                           (i) a duly completed and signed Exercise Agreement, as described in Section 1.3 of this Agreement, executed by the person exercising such Purchase Rights (the "Purchaser");

                           (ii) this Warrant;

                           (iii) if this Warrant is not registered in the name of the Purchaser, a duly completed and signed Assignment or Assignments in the form set forth in
                           EXHIBIT II evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder will have complied with the provisions set forth in
                           Section 6 hereof;

                           (iv) a certified, cashier's or bank check or, in the sole discretion of the Company, a personal check, in an amount equal to the product of the Exercise Price (as defined in Section 2) multiplied by the number of Shares of Common Stock being purchased upon such exercise; and

                           (v) an opinion of counsel as described in Section 6.2 hereof that the exercise of this Warrant is permissible under applicable securities laws.

                  (b) Certificates evidencing the Shares of Common Stock purchased upon exercise of the Purchase Rights will be delivered by the Company to the Purchaser within fifteen (15) days after the date of the Exercise Time. Unless all of the Purchase Rights have expired or have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the Purchase Rights formerly represented by this Warrant which have not expired or been exercised and will, within such fifteen (15) day period, deliver such new Warrant to the Person duly designated for delivery in the Exercise Agreement described in Section 1.2(a)(i).

                  (c) The Shares of Common Stock issuable upon the exercise of the Purchase Rights will be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser will be deemed for all purposes to have become the record holder of such Shares at the Exercise Time.

                  (d) The issuance of certificates evidencing Shares of Common Stock acquired upon exercise of the Purchase Rights will be made without charge to the Registered Holders or the Purchasers for any issuance tax or other cost incurred by the Company in connection with such exercise and the related issuance of Shares of Common Stock. Each Share of Common Stock issuable upon exercise of the Purchase Rights will, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof, except such as may have been created or caused by the Registered Holder or Purchaser.

                  (e) The Company will not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of the Purchase Rights in any manner which interferes with the timely exercise of the Purchase Rights. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of the Purchase Rights is at all times equal to or less than the Exercise Price then in effect.

         1.3 EXERCISE AGREEMENT. Upon any exercise of the Purchase Rights, the Purchaser shall duly complete, sign, and deliver to the Company an Exercise Agreement in the form set forth in EXHIBIT I, and, in addition, if the Shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement also will state the name of the Person to whom the certificates for the Shares of Common Stock are to be issued, and if the number of Shares of Common Stock to be issued does not include all the Shares of Common Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the Purchase Rights is to be delivered. Such Exercise Agreement will be dated the actual date of execution thereof.

         1.4 FRACTIONAL SHARES. If a fractional Share of Common Stock would, but for the provision of Section 1.1 hereof, be issuable upon exercise of the Purchase Rights, the Company will, within fifteen (15) business days after the date of the Exercise Time deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

         1.5 RESERVATION OF SHARES. The Company shall reserve, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the Purchase Rights represented by this Warrant, and the Company and its transfer agent, if any, are hereby irrevocably authorized and directed at all times until the expiration of the Purchase Rights to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company will supply its transfer agent with duly executed stock certificates for such purpose. The Company will furnish to its transfer agent a copy of all notices of adjustments, and certificates related thereto, transmitted pursuant to this Warrant.

Section 2.  Adjustment of Exercise Price and Number of Shares.
            -------------------------------------------------

To prevent dilution of the Purchase Rights, the Initial Exercise Price of any Purchase Rights, or the Initial Exercise Price as adjusted pursuant to this
Section 2, shall be subject to adjustment from time to time as provided in this
Section 2 (the Initial Exercise Price or the Initial Exercise Price as last adjusted pursuant to the terms of this Section 2, as the case may be, is called the "Exercise Price"), and the number of Shares of Common Stock obtainable upon exercise of the Purchase Rights shall be subject to adjustment from time to time as provided in this Section 2.

         2.1 SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price of all Purchase Rights in effect immediately prior to such subdivision will be proportionately reduced, and the number of Shares of Common Stock obtainable upon exercise of such Purchase Rights will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price of all Purchase Rights in effect immediately prior to such combination will be proportionately increased, and the number of Shares of Common Stock obtainable upon exercise of such Purchase Rights will be proportionately decreased.

         2.2 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any capital reorganization, reclassification, amalgamation, consolidation, merger or sale of all or substantially all of the Company's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the registered holders of Bridge Warrants representing a majority of the Common Stock purchasable upon exercise of the Bridge Warrants (the "Majority Registered Holders") to insure that each of such registered holders will thereafter have the right to acquire and receive in lieu of or addition to the Shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of the Purchase Rights of all of the Bridge Warrants such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the Purchase Rights of all of the Bridge Warrants had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the Majority Registered Holders) with respect to the Registered Holder's rights and interests to insure that the provisions of this Section 2 will thereafter be applicable to this Warrant. The Company will not effect any such amalgamation, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such amalgamation, consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the Majority Registered Holders) the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         2.3 CERTAIN DISTRIBUTIONS. If the Company shall distribute to all holders of its shares of Common Stock notes or other evidence of indebtedness or assets (other than cash dividends not in excess of the Company's earnings for the immediately preceding fiscal year) or Options or Convertible Securities, then in each case the number of Shares of Common Stock thereafter obtainable upon the exercise of the Purchase Rights shall be determined by multiplying the number of Shares theretofore obtainable upon such exercise by a fraction, of which the numerator shall be the then current Market Price per share of Common Stock on the date of such distribution, and of which the denominator shall be the then current Market Price per share of Common Stock, less the then current Market Price of the portion of the assets, notes or other evidence of indebtedness so distributed or of such Options or Convertible Securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. In the event of a distribution by the Company to all holders of its shares of Common Stock of stock of a Subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in number of Shares of Common Stock acquirable upon the exercise of the Purchase Rights, the Registered Holder of this Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such Registered Subsidiary, or both, as the Company shall determine, the stock or other securities to which such Registered Holder would have been entitled if such Registered Holder had exercised the Purchase Rights immediately prior thereto.

         2.4 CERTAIN EVENTS.

                  (a) ADJUSTMENT. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's board of directors will make an appropriate adjustment in the Exercise Price and the number of Shares of Common Stock obtainable upon exercise of the Purchase Rights so as to protect the rights of the Registered Holders of the Warrants.

                  (b) NO IMPAIRMENT. The Company will not, by amendment of its charter or bylaws or through any Organic Change or other reorganization, amalgamation, transfer of assets, reclassification, merger, dissolution, issue or sale of securities, or otherwise, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Warrant but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Registered Holders of this Warrant against impairment.

         2.5 NOTICES.

                  (c) Immediately upon any adjustment of the Exercise Price or number of Shares subject to this Warrant, the Company will give written notice thereof to each Registered Holder.

                  (d) The Company will give written notice to the Registered Holder at least fifteen (15) business days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, with respect to any pro rata subscription offer to holders of Common Stock, or for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (e) The Company also will give written notice to the Registered Holders at least fifteen (15) business days prior to the date on which any Organic Change, dissolution or liquidation will take place.

Section 3.  Definitions.
            -----------

For purposes of this Warrant, the following terms have the meanings set forth below:

         3.1 "COMMON STOCK" means, collectively, the Company's common stock, no par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         3.2 "MARKET PRICE" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market, the average closing or last sale prices, respectively, reported for the ten (10) consecutive trading days immediately preceding the Determination Date;

                  (b) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market but is quoted on The Nasdaq SmallCap Market or in the over-the-counter market, the average of the closing bid and asked prices reported for the ten (10) consecutive trading days immediately preceding the Determination Date; or

                  (c) If the Common Stock is not traded publicly, the value of the Common Stock determined by the Company and the Registered Holder(s) of this Warrant; provided, that if such parties are unable to reach agreement within five (5) trading days after the Determination Date, such Market Price shall be determined by an appraiser jointly selected by the Company and the Majority Registered Holders.

         3.3 "PERSON" means an individual, partnership, joint venture, corporation, association, joint stock company, trust, unincorporated organization and government entity or any department, agency or political subdivision thereof.

         3.4 "SUBSIDIARY" means a corporation, partnership, joint venture, association, joint stock company, trust, or unincorporated organization as to which the Company has "control" (as the term "control" is defined in the Securities Exchange Act of 1934).

Section 4.  Redemption Rights of the Company.
            --------------------------------

         4.1 This Warrant may be redeemed by the Company at any time on or before __________, 2006 at a redemption price of $0.01 per Share, upon giving notice of such redemption as set forth below, provided that (i) the closing sale price of the Common Stock exceeds $1.26 per share (subject to adjustment as provided in Section 2) for any thirty (30) consecutive trading days prior to such notice and (ii) a registration statement covering the resale of the Shares has been filed by the Company with the United States Securities and Exchange Commission and is effective as of the date of such notice.

         4.2 Notice of redemption shall be mailed not less than thirty (30) calendar days prior to the date fixed for redemption to the Registered Holder(s) of this Warrant at his or their last registered address(es). Each such notice shall specify the date set for redemption, the place of redemption and the redemption price of $0.01 per Share at which each Warrant is to be redeemed, and shall state that payment of redemption price of the Warrant will be made on surrender of the Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the Purchase Rights shall expire unless extended by the Company.

         4.3 If notice of redemption is given in compliance with this Section 4, the Purchase Rights of this Warrant identified for redemption shall expire at the close of business on such date of redemption unless extended by the Company. Upon presentation and surrender of the Warrant at such place of payment specified in the notice, the Warrant shall be redeemed at the redemption price of $0.01 per Share.

Section 5.  No Voting Rights.
            ----------------

This Warrant does and will not entitle the Registered Holder(s) hereof to any voting rights or other rights as a shareholder of the Company with respect to the Shares unless and to the extent the Warrant is exercised.

Section 6.  Conditions to Exercise or Transfer of Warrant.
            ---------------------------------------------

         6.1 TRANSFER OF WARRANT. Subject to the conditions referred to in the legend endorsed hereon and as hereinafter set forth, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

         6.2 CONDITIONS TO TRANSFER. The Registered Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any part hereof, or before transferring any Common Stock issued upon the exercise hereof, of the Registered Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, or promptly upon receiving from the Registered Holder the items described in Sections 1.2(a)(i) through (iv) hereof, the Company shall present copies thereof to the Company's counsel. If, in the opinion of such counsel, the proposed exercise or transfer may be effected without registration or qualification of the Warrant or the Shares of Common Stock purchasable upon the exercise hereof, under any federal, state, or territorial securities laws, the Company, as promptly as practicable, shall notify the Registered Holder of such opinion. The Registered Holder then shall be entitled to exercise or transfer this Warrant or any part hereof or to dispose of Shares of Common Stock received upon the previous exercise of this Warrant in accordance with the terms of the notice delivered by the Registered Holder to the Company; provided, however, that an appropriate legend may be endorsed on the Warrant or the certificates evidencing the Shares of Common Stock purchasable upon exercise of the Warrant, which legend sets forth the restrictions upon the transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended, and applicable state or territorial securities laws. If, in the opinion of the counsel referred to in this Section, the proposed exercise or transfer or disposition of the Warrant or Shares described in the written notice given pursuant to this Section may not be effected without registration or qualification of this Warrant or the Shares of Common Stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the Registered Holder, and the Registered Holder will limit and conduct his activities in respect to such as, in the opinion of such counsel, are permitted by law.

Section 7.  Right to Convert.
            ----------------

         7.1 CONVERSION RIGHT. The Registered Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right"), at any time prior to its expiration, into shares of Common Stock as provided for in this Section. Upon exercise of the Conversion Right, the Company shall deliver to the Registered Holder (without payment by the Registered Holder of any exercise price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate exercise price for the Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Market Price for the Shares immediately prior to the exercise of the Conversion Right) by (ii) the Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         7.2 EXERCISE OF CONVERSION RIGHT. The Conversion Right may be exercised by the Registered Holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice"), the form of which is attached hereto as EXHIBIT III, to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Shares the Registered Holder will purchase pursuant to such conversion, and (ii) a place, and a date not less than five (5) nor more than twenty (20) trading days from the date of the Conversion Notice, for the closing of such purchase.

         7.3 CLOSING OF CONVERSION RIGHT. At any closing under Section 7.2 hereof, (i) the Registered Holder will surrender the Warrant and deliver the items described in Sections 1.2(a)(iii) (if applicable) and 1.2(a)(v), (ii) the Company will deliver to the Registered Holder a certificate or certificates for the number of Shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Registered Holder a new Warrant representing the number of Shares, if any, with respect to which the Warrant shall not have been exercised.

Section 8.  Warrant Exchangeable for Different Denominations.
            ------------------------------------------------

This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the Purchase Rights hereunder, and each of such new Warrants will represent such portion of such Purchase Rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised Purchase Rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the Purchase Rights hereunder are referred to herein as the "Warrants."

Section 9.  Replacement.
            -----------

Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Section 10. Notices.
            -------

Except as otherwise expressly provided herein, all notices given pursuant to or in connection with this Warrant will be in writing and will be delivered personally or by telecopy or by registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given when so delivered or confirmed as received by telecopy or five (5) days after the date on which so mailed (i) to the Company, at its principal executive offices, (ii) to the Registered Holder of this Warrant at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder), and (iii) to such other address as the Company or the Registered Holder shall advise the other pursuant to the provisions of this Section.

Section 11. Amendment and Waiver.
            --------------------

Except as otherwise provided herein, the provisions of the Bridge Warrants, including this Warrant, may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Registered Holders.

Section 12. Descriptive Headings; Governing Law; Dollar Amounts.
            ---------------------------------------------------

The descriptive headings of the several parts and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the internal law, and not the conflicts law, of the State of Delaware. All dollar amounts used herein are in United States dollars.

Section 13. Registration.
            ------------

The Company will register the resale of the Shares under the Registration Statement on Form S-4 to be filed by the Company in connection with its proposed merger with TWIN Entertainment, Inc.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                   INTERACTIVE NETWORK, INC.


Attest:                            By:_____________________________________
                                      Bruce W. Bauer
                                      Its: President and Chief Executive Officer
_________________________________

                                    EXHIBIT I
                                    ---------

                               EXERCISE AGREEMENT
                               ------------------


To:

Dated:


The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. _____), hereby agrees to subscribe for and purchase _______ shares of the Common Stock covered by such Warrant and makes payment in full at the price per share provided by such Warrant.


                                             ___________________________________
                                             Signature

                                             ___________________________________
                                             Name Typed or Printed

                                             ___________________________________
                                             Address

                                             ___________________________________

                                   EXHIBIT II
                                   ----------

                                   ASSIGNMENT
                                   ----------


FOR VALUE RECEIVED, ______________________________ sells, assigns and transfers all of the rights under the attached Warrant (Certificate No. _____) with respect to the number of shares of the Common Stock set forth below, unto:


Name of Assignee                    Address                            No. of
----------------                    -------                            Shares
                                                                       ------




Dated:                                       ___________________________________
                                             Signature

                                             ___________________________________
                                             Name Typed or Printed


                                             Witness:___________________________

                                   EXHIBIT III
                                   -----------

                                CONVERSION NOTICE
                                -----------------


To:  Interactive Network, Inc.

Dated: ________________, 200__

The undersigned, pursuant to Section 7 of the attached Warrant Certificate (Certificate No.____), hereby agrees to subscribe for and purchase _________ shares of Common Stock covered by such Warrant by converting other shares covered by such Warrant according to the following formula:

________________________________  multiplied by ________________________________
Per Share Market Price                       number of shares subject to Warrant

MINUS

________________________________  multiplied by ________________________________
Exercise price per share                     number of shares subject to Warrant

DIVIDED BY

________________________________
Per share Market Price

EQUALS:_________________________

Please indicate dates and price for each day used to determine Market Price:

Dates:          _____     _____     _____     _____     _____    _____    _____
Last
Sales Price:    _____     _____     _____     _____     _____    _____    _____


                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Name Typed or Printed

                                         _______________________________________
                                         Address

                                         _______________________________________
                                         Telephone number (including area code)